       Exhibit 10(v) to Annual Report on Form 10-K for Symix Systems, Inc.

          FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AMONG
              SYMIX SYSTEMS, INC. and SYMIX COMPUTER SYSTEMS, INC.
                                       AND
                                  BANK ONE, NA

         THIS FIRST AMENDMENT ("First Amendment") is executed June 27, 2000, between SYMIX SYSTEMS, INC., an Ohio corporation ("SSI") and SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation ("SCSI" and, collectively with SSI, the "Companies") and BANK ONE, NA, a national association ("Bank One").

                                   WITNESSETH:

         WHEREAS, the Companies and Bank One, parties to that certain Amended and Restated Loan Agreement dated as of May 18, 2000 (the "Agreement"), have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby;

         WHEREAS, the Companies desire to sell the assets of one of their subsidiaries, extend the completion date of a required field audit and limit the amount of investments they can make in third parties.

         NOW, THEREFORE, the Companies and Bank One hereby agree as follows:

         SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is, effective the date hereof, hereby amended as follows:

                  1.1. Section 4.18 shall be amended and restated in its entirety as follows:

                           4.18 Accounts Receivable Reporting. SCSI will furnish to Bank One as soon as practicable after the end of each calendar month, and in any event within 10 days thereafter, a summary Accounts aging report in a format acceptable to Bank One and a Borrowing Base Certificate for such month. From time to time, SCSI shall be required to deliver detailed aging schedules, trial balances, test verifications of Accounts and other reports reasonably requested by Bank One. The Companies shall assist Bank One in the completion (at a cost of $5,000 to the Companies) of a field audit of the Accounts by August 31, 2000.

                  1.2. A new Section 5.16 shall be added to the Agreement as follows:

                           5.16. Investments. The Companies and the Borrowers will not make or permit to remain outstanding any Investments (as defined below) except (a) operating deposit accounts with Bank One and (b) Permitted

                           Investments (as defined below). "Investment" in any Person means: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such Person; and (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than any such advance, loan or other extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies purchased in the ordinary course of business), but specifically excluding guarantees. "Permitted Investments" means any Investment of the Companies and the Borrowers in any of the following instruments: (a) marketable direct obligations issued or unconditionally Guaranteed by the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States, in each case maturing within 270 days from the date of acquisition thereof; (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within 270 days from the date of acquisition thereof, having one of the two highest ratings generally obtainable from Standard & Poor's Corporation (or its successor) or Moody's Investors Service, Inc. (or its successor);
                           (c) commercial paper maturing within 270 days from the date of acquisition thereof and, at the time of acquisition, rated A-1 (or the equivalent) or better by Standard & Poor's Corporation (or its successor) or P-1 (or the equivalent) or better by Moody's Investors Service, Inc. (or its successor); (d) operating deposit accounts, deposits maturing on demand or certificates of deposit or bankers' acceptances maturing on demand or within 270 days from the date of acquisition thereof issued by Bank One or any other commercial bank organized under the laws of the United States or any state thereof or the District of Columbia having a combined capital, surplus and undivided profits of at least $250,000,000; (e) repurchase obligations issued by Bank One or any other bank described in clause (c) above with respect to obligations described in clause
                           (a) above, (f) zero coupon bonds issued or unconditionally guaranteed by the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States; (g) any Investment owned by the Company as of the date of this Agreement; (h) Investments in third Persons in an aggregate amount not to exceed $2,000,000; (i) loans and advances to officers and directors of the Companies or any Subsidiaries (or employees thereof provided such loans and advances are approved by an officer of one of the Companies) for travel, entertainment and relocation expenses in the ordinary course of business; (j) loans and advances to and Investments in Subsidiaries; (k) Investments in notes and other securities received in settlement of overdue debts and accounts payable in the ordinary course of business and for amounts which are not, individually or in the aggregate, material to the Companies and the Borrowers taken as a whole; and (l) the renewal of any Investment owned by the Companies or the Borrowers as of the date of this Agreement on similar terms.

                  1.3. Bank One hereby consents to the sale of the assets of Visual Applications Software, Inc., an Ontario corporation ("VAS") by the Companies and hereby agrees that the term "Borrowers" in the Agreement shall be amended and restated in its entirety as follows:

                           "Borrowers" means the Companies and Symix Systems Ontario, Inc., an Ontario corporation or any successor corporations.

                  1.4. In Section 7, the term "Guarantors" shall be deleted and replaced in its entirety as follows:

                           "Guarantors" shall mean Symix Computer Systems (Canada), Inc.; Symix (UK) Ltd.; Symix Computer Systems (UK) Ltd; Symix Systems B.V.; Symix Computer Systems Delaware, Inc.; e-Mongoose, Inc.; Frontstep, Inc.; brightwhite solutions, inc.; and Symix Computer Systems (Mexico) S. DeR.L. De C.V.

         SECTION 2. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         SECTION 3. COSTS AND EXPENSES. All fees, costs or expenses, including reasonable fees and expenses of outside legal counsel, incurred by Bank One in connection with either the preparation, administration, amendment, modification or enforcement of this First Amendment shall be paid by the Companies on request.

         SECTION 4. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 5. CONFESSION OF JUDGMENT. Each Company hereby authorizes any attorney at law to appear for the Company, in an action on this First Amendment, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Company and to confess judgment in favor of the holder of this First Amendment or the party entitled to the benefits of this First Amendment against the Company for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. No judgment against one Company shall preclude Bank One from taking a confessed judgment against the other Company.

         SECTION 6. CONDITIONS PRECEDENT. Simultaneously with the execution hereof, Bank One shall receive all of the following, each dated the date hereof, in form and substance satisfactory to Bank One:

                  6.1. [Intentionally Omitted}

                  6.2. The Borrowers shall execute the revised $2,000,000 Revolving Credit Note attached hereto as Exhibit A-2(2).

                  6.3. Such other documents as Bank One may, in its reasonable discretion, so require.

         SECTION 7. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Companies hereby expressly acknowledge and confirm that the representations and warranties of the Company set forth in Section 3 of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 6 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 6 of the Agreement.

         SECTION 8. REAFFIRMATION OF DOCUMENTS. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. This First Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to Bank One, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

         The Companies have executed this First Amendment as of the date first above written.

SYMIX SYSTEMS, INC.                                  SYMIX COMPUTER SYSTEMS, INC.


By:    /s/ Lawrence W. DeLeon                      By:      /s/ Lawrence W. DeLeon
   -------------------------------------------        ---------------------------------------------
Name:  Lawrence W. DeLeon                            Name:  Lawrence W. DeLeon
Its:   Vice President, Chief Financial Officer       Its:   Vice President, Chief Financial Officer
          and Secretary                                         and Secretary

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------

BANK ONE, NA


By:  /s/ Michael R. Zaksheske
   --------------------------
Name:    Michael R. Zaksheske
Its:     Vice President

                                 EXHIBIT A-2(2)
                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE


================================================================================
$2,000,000                                                        Columbus, Ohio
                                                                   June 27, 2000
================================================================================

         On or before July 1, 2001, for value received, the undersigned, SYMIX SYSTEMS, INC., an Ohio corporation ("SSI"), SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation ("SCSI") and SYMIX SYSTEMS ONTARIO, INC., an Ontario corporation ("SSO") (individually, a "Borrower" and, collectively, the "Borrowers") hereby promise to pay to the order of Bank One, NA, a national association (the "Bank") or its assigns, as further provided herein, the principal amount of Two Million Dollars ($2,000,000) or, if such principal is less, the aggregate unpaid principal amount of all loans made by the Bank to the Borrowers pursuant to the Credit Commitment less any amounts loaned to SSI and SCSI (the "Companies") under the $13,000,000 Second Amended and Restated Revolving Credit Note dated as of May 18, 2000 under the Agreement referred to in Section 1 hereof, together with interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rates determined in accordance with the provisions of Section 1.1.4 of the Agreement, payable as set forth in the Agreement. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at the Main Office of the Bank, 100 East Broad Street, Columbus, Ohio 43271-0170. Proceeds from borrowings under this Amended and Restated Revolving Credit Note are to be used solely to fund the operations of SSO and VAS, whether borrowed by VAS, SSO or the Companies. This Second Amended and Restated Revolving Credit Note amends and restates in its entirety the Amended and Restated Revolving Credit Note dated as of May 18, 2000 issued by the Borrowers to the Bank.

         SECTION 1. LOAN AGREEMENT. This Second Amended and Restated Revolving Credit Note is the $2,000,000 Revolving Credit Note referred to in the Amended and Restated Loan Agreement dated as of the date hereof (the "Agreement") between the Companies and the Bank, as the same may be amended, modified or supplemented from time to time, which Agreement, as amended, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Second Amended and Restated Revolving Credit Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for repayments and reborrowings on account of the principal hereof prior to maturity upon the terms, conditions and provisions specified.

         SECTION 2. WAIVER OF PRESENTMENT. The Borrowers hereby waive presentment, demand, notice, protest, notice of protest, notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Second Amended and Restated Revolving Credit Note.

         SECTION 3. CONFESSION OF JUDGMENT. The Borrowers hereby authorize any attorney at law to appear for the Borrowers, in an action on this Second Amended and Restated Revolving Credit Note, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Borrowers and to confess judgment in favor of the holder of this Second Amended and Restated Revolving Credit Note against the Borrowers for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. No judgment against one Borrower shall impair the Bank's right to receive a confession of judgment against any of the remaining Borrowers.

         SECTION 4. WAIVER OF JURY TRIAL. THE BANK AND THE BORROWERS HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE BANK AND THE BORROWERS ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BORROWERS AND THE BANK IN CONNECTION WITH ANY LOAN DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THE FINANCING TRANSACTIONS WITH THE BORROWERS. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE BANK'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATED HERETO.

         SECTION 5. NATURE OF OBLIGATIONS. The obligations of the Borrowers hereunder (the "Obligations") are joint and several and a separate action or actions may be brought and prosecuted against any Borrower regardless of whether any action is brought against any other Borrower or whether the other Borrower is joined in any such action(s). The Borrowers may be sued together or either of them may be sued separately without first, contemporaneously or subsequently, suing the other. The Bank may compromise with any of the Borrowers for less than all of the amounts owing hereunder and under the Loan Documents and release any of the Borrowers from all further liability to the Bank for the amounts owing hereunder and under the Agreement all without impairing the rights of the Bank to demand and collect the balance of the amounts owing hereunder and under the Agreement from any other Borrower not so sued or released. There shall be no duty or obligation of the Bank to exhaust any remedy in law or in equity against any Borrower before bringing suit or instituting proceedings of any kind against any other Borrower. The Borrowers and all sureties, endorsers and guarantors of this Second Amended and Restated Revolving Credit Note (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting this Second Amended and Restated Revolving Credit Note, (b) agree to any release of any party primarily or secondarily liable thereon, and (c) consent to any extension or postponement of time of payment of this Second Amended and Restated Revolving Credit Note and to any other indulgence with respect hereto without notice thereof to any of them.

         The Obligations hereunder are irrevocable and may only be discharged by the full and timely payment of the amounts owing by the Borrowers hereunder and thereunder and will not be discharged, released, altered or modified by any other action or omission of any Person, on any one or more occasions, including, without limitation (a) the amendment, modification or waiver of the Agreement or any performance due hereunder or thereunder, (b) the impairment, grant, exchange, release, surrender or disposal of any collateral, (c) the release or discharge of a Borrower's Obligations, (d) the existence or assertion by any Borrower of any personal defense to its obligations including, without limitation, bankruptcy, (e) the exercise, pursuit or waiver of any right or remedy that the Bank may have at any time, (f) the Bank's failure to give notice to any Borrower of the occurrence of any default in any Borrower's performance hereunder or under the Agreement, (g) the taking or omission to take any action hereunder or under the Agreement, (h) the Bank's release or discharge of any guaranty or accommodation with respect to the Obligations, (i) the impossibility or illegality of performance by the Borrowers or (j) any change in the corporate organization of the Bank.

         If any Borrower at any time shall pay any sums on account of any Obligation or take any other action in performance of any Obligation, such Borrower shall be subrogated to the rights, powers, privileges and remedies of the Bank in respect of such Obligation; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and the Borrower hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to the Banks claims for all the Obligations, and provided, further, that the Borrower hereby agrees that it shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all the Obligations shall have been indefeasibly paid in full. The waivers, representations, warranties, covenants and agreements contained in this paragraph are for the benefit of and may be enforced by the Bank and such Borrower and their respective successors and assigns, including without limitation any trustee in bankruptcy of such Borrower.

         The undersigned executed this Second Amended and Restated Revolving Credit Note as of the day and year first set forth above.

SYMIX SYSTEMS ONTARIO, INC.


By:   /s/ Lawrence W. DeLeon
Name: Lawrence W. DeLeon
     ----------------------------------------
Its:  Vice President, Chief Financial Officer
         and Secretary

--------------------------------------------------------------------------------
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------

SYMIX COMPUTER SYSTEMS, INC.                SYMIX SYSTEMS, INC.


By:    /s/ Lawrence W. DeLeon                      By:    /s/ Lawrence W. DeLeon
   -----------------------------------------          ------------------------------------------
Name: Lawrence W. DeLeon                           Name:  Lawrence W. DeLeon
Its:  Vice President, Chief Financial Officer      Its:   Vice President, Chief Financial Officer
         and Secretary                                       and Secretary